                                                                   EXHIBIT 10.48

SILICON VALLEY BANK

                          LOAN AND SECURITY AGREEMENT

BORROWER: FIRST VIRTUAL COMMUNICATIONS, INC., A DELAWARE CORPORATION ("FVCI");
          AND
          CUSEEME NETWORKS, INC., A DELAWARE CORPORATION ("CNI")
ADDRESS:  3393 OCTAVIUS DRIVE
          SANTA CLARA, CA 95054

DATE:     APRIL 3, 2003

THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") shall for all purposes be deemed to be a part of this Agreement, and the same is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below or the Schedule.)

1.  LOANS.

   1.1 LOANS. Subject to the terms and conditions of this Agreement, Silicon will make * loans to Borrower (the "Loans"), in amounts determined by Silicon in its good faith business judgment, ** up to the amounts (the "Credit Limit") shown in Section 1 of the Schedule, provided no Default or Event of Default has occurred and is continuing , and subject to deduction of Reserves for accrued interest and such other Reserves as Silicon deems proper from time to time in its good faith business judgment.

   * THE LOAN

   ** , IN AN AMOUNT UP TO THE MAXIMUM CREDIT AMOUNT

   1.2 INTEREST. * All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement. Interest shall be payable monthly, on the last day of the month. ** Interest may, in Silicon's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans. Silicon may, in its discretion, charge interest to Borrower's Deposit Accounts maintained with Silicon. Regardless of the amount of Obligations that may be outstanding from time to time, Borrower shall pay Silicon minimum monthly interest during the term of this Agreement in the amount set forth on the Schedule (the "Minimum Monthly Interest").

   * THE LOAN

   ** SILICON SHALL HAVE THE RIGHT, IN ITS DISCRETION, TO CHARGE ACCRUED BUT UNPAID INTEREST (a) TO BORROWER'S DEPOSIT ACCOUNTS MAINTAINED WITH SILICON AND
(b) IF AND TO THE EXTENT BORROWER HAS INSUFFICIENT FUNDS IN SUCH DEPOSIT ACCOUNTS, TO BORROWER'S LOAN ACCOUNT, AND SUCH ACCRUED BUT UNPAID INTEREST SHALL THEREAFTER BEAR INTEREST AT THE SAME RATE ACCRUING ON PRINCIPAL OF THE LOAN.

   1.3 [RESERVED].

   1.4 FEES. Borrower shall pay Silicon the fees shown on the Schedule, which are in addition to all interest and other sums payable to Silicon and are not refundable.

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

   1.5 LOAN REQUESTS. To obtain a * Loan, Borrower shall make a request to Silicon by facsimile or telephone. ** Loan requests received after 12:00 Noon *** will not be considered by Silicon until the next Business Day. Silicon may rely on any telephone request for * a Loan given by a person whom Silicon believes is an authorized representative of Borrower, and Borrower will indemnify Silicon for any loss Silicon suffers as a result of that reliance.

   * THE

   ** A REQUEST FOR THE LOAN THAT IS

   *** (CALIFORNIA TIME)

   1.6 [RESERVED].

2. SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Silicon a security interest in all of the following (collectively, the "Collateral"): all right, title and interest of Borrower in and to all of the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all Deposit Accounts; all General Intangibles (including without limitation all Intellectual Property); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower's books relating to any and all of the above. * +

   * ANYTHING HEREIN OR IN THE INTELLECTUAL PROPERTY SECURITY AGREEMENT TO THE CONTRARY NOTWITHSTANDING, THE GRANTS OF SECURITY INTERESTS PURSUANT HERETO AND THERETO SHALL NOT EXTEND TO, AND THE TERM "COLLATERAL" SHALL NOT INCLUDE, ANY INTENT-TO-USE FEDERAL TRADEMARK APPLICATION FOR A TRADEMARK, SERVICEMARK, OR OTHER MARK FILED ON BORROWER'S BEHALF PRIOR TO THE FILING UNDER APPLICABLE LAW OF A VERIFIED STATEMENT OF USE (OR EQUIVALENT) FOR SUCH MARK THAT IS THE SUBJECT OF SUCH APPLICATION.

   + ANYTHING HEREIN OR IN THE INTELLECTUAL PROPERTY SECURITY AGREEMENT TO THE CONTRARY NOTWITHSTANDING, THE GRANTS OF SECURITY INTERESTS PURSUANT HERETO AND THERETO SHALL NOT EXTEND TO, AND THE TERM "COLLATERAL" SHALL NOT INCLUDE, ANY NON-MONETARY LICENSE RIGHTS OF BORROWER (AS A LICENSEE RATHER THAN AS A LICENSOR) TO THE EXTENT THAT (BUT ONLY TO THE EXTENT THAT) (y) SUCH LICENSE RIGHTS ARE NOT ASSIGNABLE OR CAPABLE OF BEING ENCUMBERED AS A MATTER OF LAW OR UNDER THE TERMS OF THE LICENSE OR OTHER AGREEMENT APPLICABLE THERETO (BUT SOLELY TO THE EXTENT THAT ANY SUCH RESTRICTION SHALL BE ENFORCEABLE UNDER APPLICABLE LAW (INCLUDING WITHOUT LIMITATION, TO THE EXTENT APPLICABLE, SECTIONS 9406, 9407, AND 9408 OF THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN CALIFORNIA FROM TIME TO TIME)), WITHOUT THE CONSENT OF THE LICENSOR THEREOF OR OTHER APPLICABLE PARTY THERETO, AND (z) SUCH CONSENT HAS NOT BEEN OBTAINED; PROVIDED, HOWEVER, THAT THE GRANTS OF SECURITY INTERESTS PURSUANT HERETO AND THERETO SHALL EXTEND TO, AND THE TERM "COLLATERAL" SHALL INCLUDE, (A) ANY AND ALL PROCEEDS OF ANY SUCH LICENSE RIGHTS THAT ARE OTHERWISE EXCLUDED TO THE EXTENT THAT THE ASSIGNMENT OR ENCUMBRANCE OF SUCH PROCEEDS IS NOT SO RESTRICTED, AND (B) UPON OBTAINING THE CONSENT OF ANY SUCH LICENSOR OR OTHER APPLICABLE PARTY'S CONSENT WITH RESPECT TO ANY SUCH OTHERWISE EXCLUDED LICENSE RIGHTS, SUCH LICENSE RIGHTS AS WELL AS ANY AND ALL PROCEEDS THEREOF THAT MIGHT HAVE THERETOFORE HAVE BEEN EXCLUDED FROM SUCH GRANT OF SECURITY INTERESTS AND THE TERM "COLLATERAL". EXCEPT AS DISCLOSED IN SECTION 10 OF THE SCHEDULE, BORROWER IS NOT A PARTY TO, NOR IS BORROWER BOUND BY, ANY MATERIAL LICENSE AGREEMENT (UNDER WHICH BORROWER IS THE LICENSEE OR SUB-LICENSEE) THAT PROHIBITS OR OTHERWISE RESTRICTS BORROWER FROM GRANTING A SECURITY INTEREST IN BORROWER'S INTEREST IN SUCH MATERIAL LICENSE AGREEMENT OR ANY OTHER PROPERTY. WITHOUT PRIOR NOTICE TO SILICON, BORROWER SHALL NOT ENTER INTO, OR BECOME BOUND BY, ANY SUCH MATERIAL LICENSE AGREEMENT. BORROWER SHALL TAKE SUCH REASONABLE STEPS AS SILICON REASONABLY REQUESTS TO OBTAIN THE CONSENT OF, OR WAIVER BY, ANY PERSON WHOSE CONSENT OR WAIVER IS NECESSARY FOR ANY SUCH MATERIAL LICENSE AGREEMENT TO BE DEEMED "COLLATERAL" AND FOR SILICON TO HAVE A SECURITY INTEREST IN IT THAT MIGHT OTHERWISE BE RESTRICTED OR PROHIBITED BY LAW OR BY THE TERMS OF ANY SUCH LICENSE AGREEMENT, WHETHER NOW EXISTING OR ENTERED INTO IN THE FUTURE; PROVIDED, HOWEVER, THAT BORROWER SHALL BE PERMITTED TO ENTER INTO, OR BECOME BOUND BY SUCH LICENSE AGREEMENT NOTWITHSTANDING THE FAILURE TO OBTAIN SUCH CONSENT OR WAIVER IF SILICON HAS RECEIVED THE NOTICE REFERENCED IN THE IMMEDIATELY PRECEDING SENTENCE AND BORROWER HAS TAKEN SUCH REASONABLE STEPS.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER.

   In order to induce Silicon to enter into this Agreement and to make * Loans, Borrower represents and warrants to Silicon as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants, throughout the term of this Agreement and until all Obligations have been paid and performed in full:

   * THE LOAN

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         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

   3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower is and will continue to be, duly organized, validly existing and * in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so could reasonably be expected to result in a Material Adverse Change. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), and (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property.

   * (SUBJECT TO SECTION 8(8) OF THE SCHEDULE)

   3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed in the Representations are all prior names of Borrower and all of Borrower's present and prior trade names +. Borrower shall give Silicon 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, in all material respects, with all laws relating to the conduct of business under a fictitious business name, except where the failure to so comply could not reasonably be expected to result in a Material Adverse Change.

   + USED WITHIN THE PAST 6 YEARS

   3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business, and Collateral * is located, only at the locations set forth in the Representations. Borrower will give Silicon at least 30 days prior written notice before opening any additional place of business **, changing its chief executive office, or moving any of the Collateral * to a location other than Borrower's Address or one of the locations ** set forth in the Representations, except that Borrower may maintain sales offices *** in the ordinary course of business at which not more than a total of **** $10,000 fair market value of ***** Equipment is located.

   * (OTHER THAN ITEMS OF COLLATERAL THAT, INDIVIDUALLY OR IN THE AGGREGATE, ARE IMMATERIAL IN VALUE)

   ** (WITHIN THE UNITED STATES)

   *** NOT IDENTIFIED IN THE REPRESENTATIONS, AND KEEP COLLATERAL LOCATED AT SUCH SALES OFFICES,

   **** $50,000

   ***** COLLATERAL

   3.4  TITLE TO COLLATERAL; PERFECTION; PERMITTED LIENS.

     (a) Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased to Borrower *. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. Silicon now has, and will continue to have, a first-priority perfected ** and enforceable security interest in all of the Collateral, subject in lien priority only to those Permitted Liens that are expressly entitled to such priority over the security interests of Silicon by operation of law or by written subordination agreement duly executed and delivered by Silicon in favor of the holders of such Permitted Liens, and Borrower will at all times defend Silicon and the Collateral against all claims *** of others.

     * AND SUBJECT TO THE INTERESTS OF LICENSORS IN INTELLECTUAL PROPERTY THAT IS LICENSED TO BORROWER

     ** (SUBJECT, IN THE CASE OF REGISTERED COPYRIGHTS, TO THE RECORDATION OF APPROPRIATE SECURITY INTEREST FILINGS IN RESPECT THEREOF WITH THE U.S. COPYRIGHT OFFICE, IF AND TO THE EXTENT REQUIRED UNDER APPLICABLE LAW FOR THE PERFECTION OF SILICON'S SECURITY INTERESTS IN SAME)

     *** (OTHER THAN PERMITTED LIENS)

     (b) Borrower has set forth in the Representations all of Borrower's Deposit Accounts, and Borrower will give Silicon five Business Days advance written notice before establishing any new Deposit Accounts and, in accordance with
Section 8(1) of the Schedule, will cause the institution where any such new Deposit Account is maintained to execute and deliver to Silicon a control agreement in form sufficient to perfect Silicon's security interest in the Deposit Account and otherwise satisfactory to Silicon in its good faith business judgment. Nothing herein limits any requirements which may be set forth in the Schedule as to where Deposit Accounts will be maintained.

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

     (c) In the event that Borrower shall at any time after the date hereof have any commercial tort claims against others, which it is asserting or intends to assert, and in which the potential recovery exceeds * $100,000, Borrower shall promptly notify Silicon thereof in writing and provide Silicon with such information regarding the same as Silicon shall * request (unless providing such information would waive the Borrower's attorney-client privilege). Such notification to Silicon shall constitute a grant of a security interest in the commercial tort claim and all proceeds thereof to Silicon, and Borrower shall execute and deliver all such documents and take all such actions as Silicon shall ** request in connection therewith.

     * $250,000 INDIVIDUALLY OR IN THE AGGREGATE

     ** REASONABLY

     (d) None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture *. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest, Borrower shall, whenever ** requested by Silicon, use its *** best efforts to cause such third party to execute and deliver to Silicon, in form acceptable to Silicon, such waivers and subordinations as Silicon shall specify in its good faith business judgment. Borrower will keep in full force and effect, and will comply with all material terms of, any lease of real property where any of the Collateral now or in the future may be located.

   * (OTHER THAN CUSTOMARY LEASEHOLD IMPROVEMENTS IN BORROWER'S LEASED LOCATIONS OR OTHER ITEMS OF TANGIBLE COLLATERAL THAT, INDIVIDUALLY OR IN THE AGGREGATE, ARE IMMATERIAL)

   ** REASONABLY

   *** COMMERCIALLY REASONABLE

   3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition (ordinary wear and tear excepted), and Borrower will not use the Collateral for any unlawful purpose. Borrower will * immediately advise Silicon in writing of any material loss or damage to the Collateral.

   * PROMPTLY

   3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.

   3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with GAAP and now and in the future will fairly present the results of operations and financial condition of Borrower, in accordance with GAAP, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Silicon and the date hereof, there has been no Material Adverse Change.

   3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all required tax returns and reports *, and Borrower has timely paid, and will timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions now or in the future owed by Borrower **. Borrower may, however, defer payment of any contested Taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the Taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies Silicon in writing of the commencement of, and any material development in, the proceedings ***, and (iii) posts bonds or takes any other steps required to keep the contested Taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional Taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

   * (OTHER THAN SUCH RETURNS AND REPORTS THAT, INDIVIDUALLY OR IN THE AGGREGATE, ARE IMMATERIAL)

   ** (COLLECTIVELY, "TAXES") (OTHER THAN SUCH TAXES THAT, INDIVIDUALLY OR IN THE AGGREGATE, ARE IMMATERIAL)

   *** (EXCEPT SOLELY IF AND TO THE EXTENT PROVIDING SUCH INFORMATION WOULD WAIVE BORROWER'S ATTORNEY-CLIENT PRIVILEGE)

   3.9 COMPLIANCE WITH LAW. Borrower has, to the best of its knowledge, complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations applicable to Borrower, including, but not

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters.

   3.10 LITIGATION. * There is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened ** against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which could reasonably be expected to result, either separately or in the aggregate, in any Material Adverse Change. Borrower will promptly inform Silicon in writing of any claim, proceeding, litigation or investigation in the future threatened ** or instituted against Borrower involving any single claim of *** $50,000 or more, or involving + $100,000 or more in the aggregate.

   * EXCEPT AS OTHERWISE EXPRESSLY DISCLOSED IN THE REPRESENTATIONS OR DISCLOSED IN WRITING TO SILICON PURSUANT TO THIS SECTION 3.10, THERE

   ** IN WRITING

   *** $100,000

   + $300,000

   3.11 USE OF PROCEEDS. All proceeds of * all Loans shall be used solely for lawful business purposes. Borrower is not purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) and no part of the proceeds of * any Loan will be used to purchase or carry any "margin stock" or to extend credit to others for the purpose of purchasing or carrying any "margin stock."

   * THE LOAN

4.  ACCOUNTS.

   4.1 REPRESENTATIONS RELATING TO ACCOUNTS. Borrower represents and warrants to Silicon as follows: Each Account * with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, (i) represent an undisputed bona fide existing unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, or the non-exclusive licensing of Intellectual Property, in the ordinary course of Borrower's business, and (ii) meet the Minimum Eligibility Requirements set forth in Section 8 below.

   * INCLUDED BY BORROWER IN ANY TRANSACTION REPORT OR OTHER CERTIFICATION DELIVERED TO SILICON FOR PURPOSES OF DEMONSTRATING BORROWER'S COMPLIANCE WITH THE LIQUIDITY FINANCIAL COVENANT SET FORTH IN SECTION 5 OF THE SCHEDULE SHALL, ON THE DATE OF SUCH TRANSACTION REPORT OR OTHER CERTIFICATION AS WELL AS ON THE DATE OF DETERMINATION OF SUCH COMPLIANCE,

   4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to Silicon as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Accounts are and shall be true and correct * and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and * in all respects what they purport to be. All sales and other transactions underlying or giving rise to each Account shall comply in all material respects with all applicable laws and governmental rules and regulations. To the best of Borrower's knowledge, all signatures and endorsements on all documents, instruments, and agreements relating to all Accounts are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

   * IN ALL MATERIAL RESPECTS

   4.3 SCHEDULES AND DOCUMENTS RELATING TO ACCOUNTS. Borrower shall deliver to Silicon transaction reports and schedules of collections, as provided in the Schedule, on Silicon's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Silicon's security interest and other rights in all of Borrower's Accounts, nor shall Silicon's failure to advance or lend against a specific Account affect or limit Silicon's security interest and other rights therein. If requested by Silicon *, Borrower shall furnish Silicon with copies (or, at Silicon's request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to Silicon an aged accounts receivable trial balance as provided in the Schedule. In addition, Borrower shall deliver to Silicon, on its request, the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, in the same form as received, with all necessary indorsements, and copies of all credit memos.

   * (WHICH REQUEST SHALL BE REASONABLE, SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING)

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         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

   4.4 * COLLECTION OF ACCOUNTS. Borrower shall have the right to collect all Accounts, unless and until a Default or an Event of Default has occurred and is continuing. Whether or not an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, Accounts in trust for Silicon ** and Borrower shall immediately deliver all such payments and proceeds to Silicon in their original form, duly endorsed, to be applied to the Obligations in such order as Silicon shall determine. Silicon may, in its good faith business judgment, require that all proceeds of Collateral be deposited by Borrower into a lockbox account, or such other "blocked account" as Silicon may specify, pursuant to a blocked account agreement in such form as Silicon may specify in its good faith business judgment.

   * COLLECTION OF ACCOUNTS; DOMINION ACCOUNT

   ** . FROM AND AFTER THE DATE (IF EVER) THAT BORROWER MAINTAINS LESS THAN THE DESIGNATED AMOUNT (AS DEFINED BELOW) OF UNRESTRICTED CASH ON DEPOSIT IN BORROWER'S DEPOSIT ACCOUNTS AT SILICON OR THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, BORROWER SHALL IMMEDIATELY DELIVER ALL SUCH PAYMENTS AND PROCEEDS, IN THEIR ORIGINAL FORM, DULY ENDORSED, AND ALL OTHER MONETARY PROCEEDS OF COLLATERAL, INTO SUCH LOCKBOX ACCOUNT OR OTHER "BLOCKED ACCOUNT" AS SILICON MAY SPECIFY, PURSUANT TO A LOCKBOX/BLOCKED ACCOUNT AGREEMENT IN SUCH FORM AS SILICON MAY SPECIFY IN ITS GOOD FAITH BUSINESS JUDGMENT (THE "DOMINION ACCOUNT"). SILICON SHALL HAVE THE RIGHT, UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, TO APPLY ALL SUCH PAYMENTS ON, AND PROCEEDS OF, ACCOUNTS AND OTHER PROCEEDS OF COLLATERAL (INCLUDING AMOUNTS IN THE DOMINION ACCOUNT) TO THE OBLIGATIONS IN SUCH ORDER AS SILICON SHALL DETERMINE. AS USED HEREIN, THE TERM "DESIGNATED AMOUNT" MEANS, AS OF ANY DATE OF DETERMINATION, THE SUM OF (y) $4,000,000 PLUS (z) THE AGGREGATE OUTSTANDING AMOUNT OF OBLIGATIONS (IF ANY).

   4.5. REMITTANCE OF PROCEEDS. All proceeds arising from the disposition of any Collateral shall * be delivered, in kind, by Borrower to Silicon in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, ** to be applied to the Obligations in such order as Silicon shall determine; provided that, if no Default or Event of Default has occurred and is continuing, Borrower shall not be obligated to remit to Silicon the proceeds of the sale of worn out or obsolete Equipment disposed of by Borrower in good faith in an arm's length transaction for an aggregate purchase price of $25,000 or less (for all such transactions in any fiscal year). Borrower agrees that it will not commingle proceeds of Collateral with any of Borrower's other funds or property, but will hold such proceeds separate and apart from such other funds and property and in an express trust for Silicon. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

   * : (a) IN THE CASE OF MONETARY PROCEEDS (SUBJECT TO SECTION 4.4),

   ** AND TOGETHER WITH NECESSARY ENDORSEMENTS, FOR DEPOSIT INTO THE DOMINION ACCOUNT IN ACCORDANCE WITH SECTION 4.4; OR (b) IN THE CASE OF NON-MONETARY PROCEEDS, EITHER (i) IF SO REQUIRED BY SILICON IN ITS GOOD FAITH BUSINESS JUDGMENT, BE DELIVERED (NOT LATER THAN THE FOLLOWING BUSINESS DAY AFTER RECEIPT) BY BORROWER TO SILICON AS PLEDGED COLLATERAL, OR (ii) OTHERWISE, CONSTITUTE COLLATERAL (SUBJECT IN ALL EVENTS TO SILICON'S CONTINUING SECURITY INTEREST THEREIN) TO BE HELD OR USED BY BORROWER IN ACCORDANCE WITH THE IMMEDIATELY FOLLOWING SENTENCE AND ALL OTHER APPLICABLE PROVISIONS OF THIS AGREEMENT RELATIVE TO COLLATERAL.

   4.6 DISPUTES. Borrower shall notify Silicon promptly * of all disputes or claims ** relating to Accounts. Borrower shall not forgive (completely or partially), compromise or settle any Account for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that:
(i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to Silicon on the regular reports provided to Silicon; *** (ii) no Default or Event of Default has occurred and is continuing ; and (iii) taking into account all such discounts, settlements and forgiveness, the total outstanding Loans will not exceed the Credit Limit.

   * (AND IN ANY EVENT NOT LATER THAN CONCURRENTLY WITH THE DELIVERY OF THE NEXT SET OF MONTHLY REPORTS REQUIRED UNDER SECTION 6 OF THE SCHEDULE)

   ** , IN EXCESS OF $25,000 INDIVIDUALLY OR IN THE AGGREGATE AT ANY ONE TIME,

   *** AND

   4.7 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount. In the event any attempted return occurs after the occurrence and during the continuance of any Event of Default, Borrower shall hold the returned Inventory in trust for Silicon, and immediately
* notify Silicon of the return of the Inventory.

   * PROMPTLY (AND IN ANY EVENT NOT LATER THAN CONCURRENTLY WITH THE DELIVERY OF THE NEXT SET OF MONTHLY REPORTS REQUIRED UNDER SECTION 6 OF THE SCHEDULE)

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

   4.8 VERIFICATION. Silicon may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Accounts, by means of mail, telephone or otherwise, either in the name of Borrower or Silicon or such other name as Silicon may choose.

   4.9 NO LIABILITY. Silicon shall not be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to an Account, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account, or for settling any Account in good faith for less than the full amount thereof, nor shall Silicon be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to an Account. Nothing herein shall, however, relieve Silicon from liability for its own gross negligence or willful misconduct.

5.  ADDITIONAL DUTIES OF BORROWER.

   5.1 FINANCIAL AND OTHER COVENANTS. Borrower shall at all times comply with the financial and other covenants set forth in the Schedule.

   5.2 INSURANCE. Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to Silicon, in such form and amounts as Silicon may reasonably require and that are customary and in accordance with standard practices for Borrower's industry and locations, and Borrower shall provide evidence of such insurance to Silicon. All such insurance policies shall name Silicon as an additional insured and loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Silicon. Upon receipt of the proceeds of any such insurance, Silicon shall * apply such proceeds in reduction of the Obligations as Silicon shall determine in its good faith business judgment +, except that, provided no Default or Event of Default has occurred and is continuing, Silicon shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid ++. Silicon may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, Silicon may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Silicon copies of all material reports made to insurance companies.

   * HAVE THE RIGHT TO

   + (UNTIL NO MONETARY OBLIGATIONS ARE OUTSTANDING, AND THEN ANY EXCESS INSURANCE PROCEEDS SHALL BE PROMPTLY RELEASED TO BORROWER AND SHALL BE UTILIZED BY BORROWER FOR THE REPLACEMENT OF THE EQUIPMENT WITH RESPECT TO WHICH THE INSURANCE PROCEEDS WERE PAID (UNLESS AND TO THE EXTENT SUCH EQUIPMENT WAS OBSOLETE OR NO LONGER NEEDED IN BORROWER'S BUSINESS)

   ++ (UNLESS AND TO THE EXTENT SUCH EQUIPMENT WAS OBSOLETE OR NO LONGER NEEDED IN BORROWER'S BUSINESS)

   5.3 REPORTS. Borrower, at its expense, shall provide Silicon with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Silicon shall from time to time specify in its good faith business judgment.

   5.4 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on at least one Business Day's notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. + Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. ** The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Silicon schedule an audit more than 10 days in advance, and Borrower seeks to reschedules the audit with less than 10 days written notice to Silicon, then (without limiting any of Silicon's rights or remedies), Borrower shall pay Silicon a cancellation fee of $1,000 plus any out-of-pocket expenses incurred by Silicon, to compensate Silicon for the anticipated costs and expenses of the cancellation.

   + AUDITS WILL BE CONDUCTED NO MORE FREQUENTLY THAN ONCE EVERY 4 MONTHS, SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AND SO LONG AS SILICON (IN ITS GOOD FAITH BUSINESS JUDGMENT) HAS NOT DETERMINED THERE TO EXIST ANY DETERIORATION IN THE STATUS OR VALUE OF THE COLLATERAL OR IN THE FINANCIAL CONDITION OF BORROWER (IT BEING UNDERSTOOD THAT AUDITS TAKING PLACE AT ONE OR MORE LOCATIONS OF BORROWER DURING SUBSTANTIALLY THE SAME OVERALL EXAMINATION PERIOD SHALL CONSTITUTE BUT A SINGLE AUDIT FOR PURPOSES OF THIS SENTENCE).

   ** SILICON AGREES TO TAKE REASONABLE STEPS TO TREAT ALL MATERIAL, NON-PUBLIC INFORMATION REGARDING BORROWER AND THE OPERATIONS, ASSETS, AND EXISTING AND CONTEMPLATED BUSINESS PLANS OF BORROWER IN A CONFIDENTIAL MANNER; IT BEING UNDERSTOOD AND AGREED BY BORROWER THAT IN ANY EVENT (AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) SILICON

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

MAY MAKE DISCLOSURES: (a) TO COUNSEL FOR AND OTHER ADVISORS, ACCOUNTANTS, AND AUDITORS TO SILICON WHO HAVE A GOOD FAITH NEED TO KNOW SUCH INFORMATION IN ORDER TO PERFORM THEIR DUTIES; (b) REASONABLY REQUIRED BY ANY BONA FIDE POTENTIAL OR ACTUAL ASSIGNEE, TRANSFEREE, OR PARTICIPANT IN CONNECTION WITH ANY CONTEMPLATED OR ACTUAL ASSIGNMENT OR TRANSFER BY SILICON OF AN INTEREST HEREIN OR ANY PARTICIPATION INTEREST IN SILICON'S RIGHTS HEREUNDER; PROVIDED, HOWEVER, THAT SUCH POTENTIAL OR ACTUAL ASSIGNEE, TRANSFEREE, OR PARTICIPANT HAS ENTERED INTO A COMPARABLE AGREEMENT RELATIVE TO SUCH CONFIDENTIAL TREATMENT OF SUCH INFORMATION; (c) OF INFORMATION THAT IS OR HAS BECOME PUBLIC BY DISCLOSURES MADE BY PERSONS OTHER THAN SILICON; (d) AS SILICON MAY DEEM APPROPRIATE IN ITS GOOD FAITH BUSINESS JUDGMENT IN CONNECTION WITH THE EXERCISE OF SILICON'S REMEDIES FOLLOWING THE OCCURRENCE AND DURING THE CONTINUATION OF ANY EVENT OF DEFAULT; OR
(e) AS REQUIRED OR REQUESTED BY ANY COURT, GOVERNMENTAL OR ADMINISTRATIVE OR REGULATORY AGENCY, PURSUANT TO ANY SUBPOENA OR OTHER LEGAL PROCESS, OR BY ANY LAW, STATUTE, REGULATION, OR COURT ORDER. IN HANDLING SUCH CONFIDENTIAL INFORMATION, SILICON AGREES TO EXERCISE THE SAME DEGREE OF CARE THAT IT GENERALLY EXERCISES FOR ITS OWN MATERIAL, NON-PUBLIC INFORMATION

   5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without Silicon's prior written consent (which shall be a matter of its good faith business judgment), do any of the following:

       (i)   merge or consolidate with another corporation or entity +;

              + (EXCEPT THAT, SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD RESULT THEREFROM: (y) ONE BORROWER MAY MERGE WITH THE OTHER BORROWER; AND (z) A SUBSIDIARY OF BORROWER MAY MERGE WITH AND INTO BORROWER, WITH BORROWER AS THE SURVIVING ENTITY OF SUCH MERGER, PROVIDED THAT SILICON SHALL RECEIVE ALL APPLICABLE LIEN SEARCHES RELATIVE TO SUCH SUBSIDIARY, THE RESULTS OF WHICH SHALL BE SATISFACTORY TO SILICON)

       (ii)  acquire any assets, except in the ordinary course of business;

       (iii) enter into any other transaction outside the ordinary course of business +;

             + (EXCEPT FOR TRANSACTIONS THAT, INDIVIDUALLY OR IN THE AGGREGATE, ARE IMMATERIAL)

       (iv) sell or transfer any Collateral, except * for the sale of finished Inventory in the ordinary course of Borrower's business, and except for the sale of obsolete or unneeded Equipment in the ordinary course of business;

             * : (a) THE SALE OF FINISHED INVENTORY IN THE ORDINARY COURSE OF BORROWER'S BUSINESS; (b) THE SALE OR TRANSFER OF OBSOLETE OR UNNEEDED EQUIPMENT IN THE ORDINARY COURSE OF BUSINESS; (c) THE GRANT OF NON-EXCLUSIVE LICENSES OF INTELLECTUAL PROPERTY TO CUSTOMERS OF BORROWER IN THE ORDINARY COURSE OF BUSINESS; AND (d) SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD RESULT THEREFROM, THE SALE OR TRANSFER OF COLLATERAL BY ONE BORROWER TO THE OTHER BORROWER, SUBJECT TO SILICON'S CONTINUING SECURITY INTERESTS THEREIN AND THE CONTINUED PERFECTION AND PRIORITY OF SUCH SECURITY INTERESTS

       (v) store any Inventory or other Collateral with any warehouseman or other third party +;

             + , UNLESS (a) SUCH WAREHOUSEMAN OR OTHER THIRD PARTY HAS NO
RIGHTS IN THE COLLATERAL, OR (b) THE RIGHTS (INCLUDING, WITHOUT LIMITATION, LIENS) OF SUCH WAREHOUSEMAN OR OTHER THIRD PARTY IN THE COLLATERAL DO NOT, UNDER APPLICABLE LAW, HAVE PRIORITY OVER SILICON'S SECURITY INTERESTS IN SUCH COLLATERAL, OR (c) IN THE CASE OF SUCH WAREHOUSEMAN OR OTHER THIRD PARTY WHOSE RIGHTS (INCLUDING, WITHOUT LIMITATION, LIENS) IN SUCH COLLATERAL, UNDER APPLICABLE LAW, HAVE PRIORITY OVER SILICON'S SECURITY INTERESTS IN SUCH COLLATERAL, SILICON HAS RECEIVED A BAILEE AGREEMENT OR SIMILAR AGREEMENT, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO SILICON, FROM SUCH WAREHOUSEMAN OR OTHER THIRD PARTY

       (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis;

       (vii) make any loans of any money or other assets +;

             + , EXCEPT: (A) LOANS CONSISTING OF (1) TRAVEL ADVANCES AND EMPLOYEE RELOCATION LOANS AND OTHER EMPLOYEE LOANS AND ADVANCES IN THE ORDINARY COURSE OF BUSINESS; PROVIDED THE AGGREGATE AMOUNT OF SUCH LOANS UNDER THIS

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

SUBCLAUSE (VII)(A)(1) DO NOT EXCEED $400,000 AT ANY ONE TIME OUTSTANDING AND (2) LOANS TO EMPLOYEES, OFFICERS OR DIRECTORS RELATING TO THE PURCHASE OF EQUITY SECURITIES OF BORROWER PURSUANT TO EMPLOYEE STOCK PURCHASE PLANS OR AGREEMENTS APPROVED BY BORROWER'S BOARD OF DIRECTORS; PROVIDED THE AGGREGATE AMOUNT OF SUCH LOANS UNDER THIS SUBCLAUSE (VII) (A)(2) DO NOT EXCEED $25,000 AT ANY ONE TIME OUTSTANDING; AND (B) DEBT OBLIGATIONS RECEIVED IN CONNECTION WITH THE BANKRUPTCY OR REORGANIZATION OF CUSTOMERS OR SUPPLIERS AND IN SETTLEMENT OF DELINQUENT OBLIGATIONS OF, AND OTHER DISPUTES WITH, CUSTOMERS OR SUPPLIERS ARISING IN THE ORDINARY COURSE OF BUSINESS;

       (viii) incur any debts, outside the ordinary course of business, which could reasonably be expected to result in a Material Adverse Change;

       (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity +;

              + (EXCEPT: (a) FOR THE CROSS-GUARANTY; AND (b) PURSUANT TO THE ENDORSEMENT OF INSTRUMENTS FOR COLLECTION OR DEPOSIT IN THE ORDINARY COURSE OF BUSINESS)

       (x) pay or declare any dividends on Borrower's stock (except for * dividends payable solely in stock of Borrower;

              * :(a) DIVIDENDS PAID BY CVI TO FVCI, SUBJECT TO SILICON'S CONTINUING SECURITY INTERESTS THEREIN AND THE CONTINUED PERFECTION AND PRIORITY OF SUCH SECURITY INTERESTS; AND (b)

       (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock +;

              + , EXCEPT, SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING OR WOULD RESULT THEREFROM, REPURCHASES OF STOCK FROM FORMER EMPLOYEES, CONSULTANTS, OR DIRECTORS OF BORROWER UNDER THE TERMS OF APPLICABLE REPURCHASE AGREEMENTS BETWEEN BORROWER AND SUCH EMPLOYEES, CONSULTANTS, OR DIRECTORS ALL IN AN AGGREGATE AMOUNT NOT TO EXCEED $100,000 WHILE THIS AGREEMENT IS IN EFFECT

       (xii) make any change in Borrower's capital structure which could reasonably be expected to result in a Material Adverse Change;

       (xiii) engage, directly or indirectly, in any business other than the businesses currently engaged in by Borrower or reasonably related thereto; or

       (xiv)  dissolve or elect to dissolve*.

              * (PROVIDED, HOWEVER, THAT THE NON-SURVIVING BORROWER OF THE MERGER OF ONE BORROWER WITH THE OTHER BORROWER AS PERMITTED UNDER SECTION 5.5(i) MAY DISSOLVE, AND TERMINATE ITS EXISTENCE, BY OPERATION OF LAW AS A RESULT OF SUCH MERGER)

Transactions permitted by the foregoing provisions of this Section 5.5 are only permitted if no Default or Event of Default has occurred and is continuing or would occur as a result of such transaction. Borrower agrees that it shall not, while this Agreement is in effect, transfer funds, assets, or any Collateral to any of Borrower's subsidiaries and affiliates *.

   * (EXCEPT AS EXPRESSLY PERMITTED IN THIS SECTION 5.5)

   5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Silicon with respect to any Collateral or relating to Borrower, Borrower shall, without expense to Silicon, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that Silicon may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

   5.7 FURTHER ASSURANCES. Borrower agrees, at its expense, promptly upon Silicon's reasonable request, to execute all documents and take all actions, as Silicon, may, in its good faith business judgment, deem necessary or useful in order to perfect, and maintain the first-lien-priority of, Silicon's security interests in the Collateral (subject in lien priority only to those Permitted Liens that are expressly entitled to such priority over the security interests of Silicon by operation of law or by

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

written subordination agreement duly executed and delivered by Silicon in favor of the holders of such Permitted Liens), and in order to fully consummate the transactions contemplated by this Agreement.

6.   TERM.

   6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"), subject to
Section 6.3 below.

   6.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence and during the continuance of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by Silicon under this Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to * two percent (2.0%) of the Maximum Credit Limit, provided that no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

   6.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding Letters of Credit issued by Silicon or issued by another institution based upon an application, guarantee, indemnity or similar agreement on the part of Silicon, then on such date Borrower shall provide to Silicon cash collateral in an amount equal to * 105% of the face amount of all such Letters of Credit plus all interest, fees and cost due or to become due in connection therewith (as estimated by Silicon in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit, pursuant to Silicon's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of Silicon's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that Silicon may, in its sole discretion, refuse to make any further ** Loans after termination. No termination shall in any way affect or impair any right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, Silicon shall promptly terminate its financing statements with respect to the Borrower and deliver to Borrower such other documents as may be required to fully terminate Silicon's security interests.

   * 100%

   ** EXTENSIONS OF CREDIT (IF ANY)

7.  EVENTS OF DEFAULT AND REMEDIES.

    7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give Silicon immediate written notice thereof:

       (a) Any warranty, representation, statement, report or certificate made or delivered to Silicon by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect when made or deemed to be made *; or

         * , AND BORROWER KNEW (TO THE BEST OF ITS KNOWLEDGE), OR WITH REASONABLE DILIGENCE SHOULD HAVE KNOWN, THAT SUCH WARRANTY, REPRESENTATION, STATEMENT, REPORT OR CERTIFICATE WAS UNTRUE OR MISLEADING IN A MATERIAL RESPECT WHEN MADE OR DEEMED TO BE MADE

       (b) Borrower shall fail to pay when due * any Loan or any interest thereon or any other monetary Obligation **; or

         * THE LOAN OR ANY PRINCIPAL INSTALLMENT THEREOF

         ** , WHICH FAILURE IS NOT CURED WITHIN 1 BUSINESS DAY AFTER THE DATE
DUE

       (c) + the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit; or

           + [RESERVED]

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

       (d) Borrower shall fail to comply with any of the financial covenants set forth in the Schedule, or shall fail to perform any other non-monetary Obligation which by its nature cannot be cured, or shall fail to permit Silicon to conduct an inspection or audit as specified in Section 5.4 hereof; or

       (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within + five Business Days after the date due; or

         + TEN (10) DAYS

       (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within * 10 days after the occurrence of the same; or

         * TEN (10) BUSINESS DAYS

       (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or

       (h) Borrower breaches any material contract or obligation *, which has resulted or could reasonably be expected to result in a Material Adverse Change; or

         * (WHICH BREACH IS NOT TIMELY CURED IN FULL BY BORROWER OR WAIVED IN WRITING BY THE APPLICABLE OTHER PARTY TO SUCH CONTRACT OR BENEFICIARY OF SUCH OBLIGATION)

        (i) Dissolution, termination of existence, insolvency or business failure of Borrower + or any guarantor of the Obligations; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or

       + (PROVIDED, HOWEVER, THAT THE NON-SURVIVING BORROWER OF THE MERGER OF ONE BORROWER WITH THE OTHER BORROWER AS PERMITTED UNDER SECTION 5.5(i) MAY DISSOLVE, AND TERMINATE ITS EXISTENCE, BY OPERATION OF LAW AS A RESULT OF SUCH MERGER)

       (j) the commencement of any proceeding against Borrower or any guarantor of any of the Obligations under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within * 30 days after the date commenced; or

       * 45

       (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or

       (l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset of any kind pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or

       (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

       (n) without the prior written consent of Silicon, (1) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes, after the date of this Agreement, the "beneficial

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than * 20% of the total voting power of all classes of capital stock then outstanding of any Borrower, or (2) a majority of the members of the Board of Directors of any Borrower shall not constitute Continuing Directors **; or

           * 35%

           ** , OR (3) FVCI SHALL CEASE TO OWN AND CONTROL 100% OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF CNI

       (o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

       (p) a Material Adverse Change shall occur; or

       (q) + Silicon, acting in good faith and in a commercially reasonable manner, deems itself insecure because of the occurrence of an event prior to the effective date hereof of which Silicon had no knowledge on the effective date or because of the occurrence of an event on or subsequent to the effective date; or

           + [INTENTIONALLY OMITTED]

       (r) an event of default has occurred and is continuing under any other Loan Document (after giving effect to, but without duplication of, any applicable grace periods).

Silicon may cease making any * Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred and is continuing.

       * EXTENSIONS OF CREDIT (IF ANY)

   7.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and at any time thereafter, Silicon, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other Loan Document;
(b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Silicon without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Silicon deems it necessary, in its good faith business judgment, in order to complete the enforcement of its rights under this Agreement or any other Loan Document; provided, however, that should Silicon seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Silicon retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Silicon at places designated by Silicon which are reasonably convenient to Silicon and Borrower, and to remove the Collateral to such locations as Silicon may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Silicon shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, and other Equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Silicon obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Silicon shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Silicon deems reasonable, or on Silicon's premises, or elsewhere and the Collateral need not be located at the place of disposition. Silicon may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Accounts and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes Silicon to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in Silicon's good faith business judgment, to grant extensions of time to pay, compromise claims and settle Accounts and the like for less than face value; (h) Offset against any sums in any of Borrower's general, special or other Deposit Accounts with Silicon against any or all of the Obligations; and (i) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Silicon's rights and remedies, from and after the occurrence and during the continuance of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum (the "Default Rate").

   7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Silicon agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable *: (i) Notice of the sale is given to Borrower at least ten days prior to the sale, and, in the case of a public sale, notice of the sale is published at least five ** days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Silicon, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Silicon may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. Silicon shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

   * WITH RESPECT TO SUCH ASPECTS OF SUCH SALE

   ** TEN

   7.4 POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, without limiting Silicon's other rights and remedies, Borrower grants to Silicon an irrevocable power of attorney coupled with an interest, authorizing and permitting Silicon (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Silicon agrees that if it exercises any right hereunder, it will do so in good faith and in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that Silicon may, in its good faith business judgment, deem advisable in order to perfect and maintain Silicon's security interest in the Collateral, or in order to exercise a right of Borrower or Silicon, or in order to fully consummate all the transactions contemplated under this Agreement, and all other Loan Documents;
(b) Execute on behalf of Borrower, any invoices relating to any Account, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (c) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Silicon's possession; (d) Endorse all checks and other forms of remittances received by Silicon; (e) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (f) Grant extensions of time to pay, compromise claims and settle Accounts and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (g) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (h) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (i) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give Silicon the same rights of access and other rights with respect thereto as Silicon has under this Agreement; and (j) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other Loan Documents. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall Silicon's rights under the foregoing power of attorney or any of Silicon's other rights under this Agreement be deemed to indicate that Silicon is in control of the business, management or properties of Borrower.

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

   7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale of the Collateral shall be applied by Silicon first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Silicon in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as Silicon shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to Silicon for any deficiency. If, Silicon, in its good faith business judgment, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Silicon shall have the option, exercisable at any time, in its good faith business judgment, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Silicon of the cash therefor.

   7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Silicon shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Silicon and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Silicon of one or more of its rights or remedies shall not be deemed an election, nor bar Silicon from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Silicon to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid in cash and otherwise performed and this Agreement has been terminated.

8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

   "Account Debtor" means the obligor on an Account.

   "Accounts" means all present and future "accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all accounts receivable and other sums owing to Borrower.

    "Affiliate" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

   "Business Day" means a day on which Silicon is open for business.

   "Code" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

   "Collateral" has the meaning set forth in Section 2 above.

   "continuing" and "during the continuance of" when used with reference to a Default or Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by Silicon or cured within any applicable cure period.

   "Continuing Director" means (a) any member of the Board of Directors who was a director (or comparable manager) of Borrower on the date of this Agreement, and (b) any individual who becomes a member of the Board of Directors after the date of this Agreement if such individual was appointed or nominated for election to the Board of Directors by a majority of the Continuing Directors, but excluding any such individual originally proposed for election in opposition to the Board of Directors in office at the date of this Agreement in an actual or threatened election contest relating to the election of the directors (or comparable managers) of Borrower (as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended) and whose initial assumption of office resulted from such contest or the settlement thereof.

   "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

   "Default Rate" has the meaning set forth in Section 7.2 above.

   "Deposit Accounts" means all present and future "deposit accounts" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

   "Dot Com Account Debtor" means an Account Debtor that, in Silicon's sole discretion, is an internet based company.

   "Eligible Accounts" means Accounts of Borrower arising in the ordinary course of Borrower's business from the sale of goods by Borrower or the rendition of services by Borrower, or the non-exclusive licensing of Intellectual Property by Borrower (as a licensor), that Silicon, in its good faith business judgment, shall deem eligible for borrowing. Without limiting the fact that the determination of which Accounts are eligible for borrowing is a matter of Silicon's good faith business judgment, the requirements set forth in the remainder of this definition (the "Minimum Eligibility Requirements") are the

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

minimum requirements for an Account to be an Eligible Account: (i) the Account must not be outstanding for more than 90 days from its invoice date (the "Eligibility Period"), (ii) the Account must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor,
(iii) the Account must not be subject to any contingencies (including Accounts arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional), (iv) the Account must not be owing from an Account Debtor with whom Borrower has any dispute (whether or not relating to the particular Account), (v) the Account must not be owing from an Affiliate of Borrower, (vi) the Account must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to Silicon, or which, fails or goes out of a material portion of its business, (vii) the Account must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to Silicon's satisfaction, with the United States Assignment of Claims Act), (viii) the Account must not be owing from an Account Debtor located outside the United States or Canada (unless pre-approved by Silicon in its discretion in writing, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), (ix) the Account must not be owing from an Account Debtor to whom Borrower is or may be liable for goods or services purchased by Borrower, or third-party intellectual property licensed by Borrower (as licensee) from such Account Debtor or otherwise (but, in such case, the Account will be deemed not eligible only to the extent of any amounts owed by Borrower to such Account Debtor), (x) the Account must not be owing from a Dot Com Account Debtor unless and to the extent specifically approved by Silicon, (xi) * the Account must not be owing by an Account Debtor as to whom Borrower has recognized or can recognize deferred revenue, unless and in which case the portion of such Account that is equal to such deferred revenue amount shall be ineligible under this clause (xi), (xii) the Account must have been billed to the Account Debtor, (xiii) the Account conforms in all respects to the warranties and representations set forth in this Agreement, and (xiv) the Account is at all times subject to Silicon's duly perfected, first priority security interest. Accounts owing from one Account Debtor will not be deemed Eligible Accounts to the extent they exceed 25% ** of the total Accounts outstanding. In addition, if more than 50% of the Accounts owing from an Account Debtor are outstanding for a period longer than their Eligibility Period (without regard to unapplied credits) or are otherwise not Eligible Accounts, then all Accounts owing from that Account Debtor will be deemed ineligible for borrowing. Silicon may, from time to time, in its good faith business judgment, revise the Minimum Eligibility Requirements, upon *** written notice to Borrower.

   * ACCOUNTS WITH THE POTENTIAL FOR DEFERRED REVENUE OFFSET, IN BANK'S GOOD FAITH BUSINESS JUDGMENT, WILL BE EXCLUDED FROM ELIGIBLE ACCOUNTS UNDER THIS CLAUSE (xi)

   ** (OR, WITH RESPECT TO ANY PARTICULAR ACCOUNT DEBTOR, SUCH HIGHER PERCENTAGE, IF ANY, THAT SILICON MAY FROM TIME TO TIME APPROVE IN ITS GOOD FAITH BUSINESS JUDGMENT)

   *** AT LEAST 15 DAYS' PRIOR

   "Eligible Inventory" [Not Applicable]

   "Equipment" means all present and future "equipment" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

   "Event of Default" means any of the events set forth in Section 7.1 of this Agreement.

   "GAAP" means generally accepted accounting principles consistently applied.

   "General Intangibles" means all present and future "general intangibles" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

   "good faith business judgment" means honesty in fact and good faith (as defined in Section 1201 of the Code) in the exercise of Silicon's business judgment.

   "including" means including (but not limited to).

   "Intellectual Property" means all present and future (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

   "Inventory" means all present and future "inventory" as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

   "Investment Property" means all present and future investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, and all options and warrants to purchase any of the foregoing, wherever located, and all other securities of every kind, whether certificated or uncertificated.

   "Loan Documents" means, collectively, this Agreement, the Representations, and all other present and future documents, instruments and agreements between Silicon, on the one hand, and Borrower or any guarantor of any of the Obligations, on the other hand, including, but not limited to those relating to this Agreement, or any other Loan Document, and all amendments and modifications thereto and replacements therefor.

   "Material Adverse Change" means any of the following: (i) a material adverse change in the business, operations, or financial or other condition of the Borrower, or (ii) a material impairment of the prospect of repayment of any portion of the Obligations; or (iii) a material impairment of the value or priority of Silicon's security interests in the Collateral.

   "Obligations" means * all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by any one or more of the Borrowers to Silicon, whether evidenced by this Agreement or any note or other instrument or document, or otherwise, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Silicon any debts of any one or more of the Borrowers, absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, termination fees, minimum interest charges and any other sums chargeable to any one or more of the Borrowers under this Agreement or under any other Loan Documents. It is expressly acknowledged and agreed that each and all of the Borrowers are, and at all times shall be, jointly and severally liable for all Obligations, regardless of which Borrower or Borrowers requested, received, used, or directly enjoyed the benefit of, the Obligations.

   * THE LOAN AND ALL OTHER PRESENT AND FUTURE LOANS,

   "Other Property" means the following as defined in the California Uniform Commercial Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: all present and future "commercial tort claims" (including without limitation any commercial tort claims identified in the Representations), "documents", "instruments", "promissory notes", "chattel paper", "letters of credit", "letter-of-credit rights", "fixtures", "farm products" and "money"; and all other goods and personal property of every kind, tangible and intangible, whether or not governed by the California Uniform Commercial Code.

   "Permitted Liens" means the following:

       (i) purchase money security interests in specific items of Equipment *;

           * AND THE INTERESTS OF LESSORS UNDER CAPITALIZED LEASES OF SPECIFIC ITEMS OF EQUIPMENT (AS TO WHICH BORROWER IS THE LESSEE)

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

       (ii) * leases of specific items of Equipment;

           * THE INTERESTS OF LESSORS UNDER OPERATING LEASES OF SPECIFIC ITEMS OF EQUIPMENT (AS TO WHICH BORROWER IS THE LESSEE) IN THE ORDINARY COURSE OF BUSINESS AND THE INTERESTS OF LICENSORS UNDER LICENSES OF SPECIFIC ITEMS OF INTELLECTUAL PROPERTY (AS TO WHICH BORROWER IS THE LICENSEE) IN THE ORDINARY COURSE OF BUSINESS

       (iii) liens for taxes not yet payable;

       (iv) additional security interests and liens consented to in writing by Silicon, which consent may be withheld in its good faith business judgment;

       (v) security interests being terminated substantially concurrently with this Agreement;

       (vi) (A) liens of landlords, warehousemen, and other bailees, if and to the extent such lien is (1) pursuant to applicable law, expressly junior and subordinate to the security interests of Silicon, or (2) subject to a landlord agreement or bailee agreement (in form and substance satisfactory to Silicon in its good faith business judgment) duly executed and delivered to Silicon by such lienholder and in full force and effect; and (B) liens of materialmen, mechanics, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent;

       (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

       (viii) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods +.

           + (ix) JUDGMENT LIENS THE EXISTENCE OF WHICH DOES NOT CONSTITUTE AN EVENT OF DEFAULT UNDER SECTION 7.1(f); (x) DEPOSITS TO SECURE BORROWER'S PERFORMANCE OF BIDS, TENDERS, OR LEASES INCURRED IN THE ORDINARY COURSE OF BUSINESS OF BORROWER AND NOT IN CONNECTION WITH THE BORROWING OF MONEY; (xi) LIENS WHICH CONSTITUTE BANKER'S LIENS, RIGHTS OF SET-OFF OR SIMILAR RIGHTS AS TO DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, OR OTHER FUNDS MAINTAINED WITH A BANK OR OTHER FINANCIAL INSTITUTION (BUT ONLY TO THE EXTENT SUCH BANKER'S LIENS, RIGHTS OF SET-OFF OR OTHER RIGHTS ARE IN RESPECT OF CUSTOMARY SERVICE CHARGES RELATIVE TO SUCH DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS, AND OTHER FUNDS, AND NOT IN RESPECT OF ANY LOANS OR OTHER EXTENSIONS OF CREDIT TO BORROWER); AND (xii) DEPOSITS MADE IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH WORKER'S COMPENSATION INSURANCE, UNEMPLOYMENT INSURANCE, AND SOCIAL SECURITY

Silicon will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on Silicon's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of Silicon, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and Borrower hereby agrees that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

   "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, government, or any agency or political division thereof, or any other entity.

   "Representations" means the written Representations and Warranties provided by Borrower to Silicon referred to in the Schedule.

   "Reserves" means, as of any date of determination, such amounts as Silicon may from time to time establish and revise in its good faith business judgment, reducing the amount of Loans, Letters of Credit and other financial accommodations which

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

would otherwise be available to Borrower under the lending formula(s) provided in the Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by Silicon in its good faith business judgment, do or may adversely affect (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower or any guarantor of any of the Obligations, or (iii) the security interests and other rights of Silicon in the Collateral (including the enforceability, perfection and priority thereof); or (b) to reflect Silicon's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower, or any guarantor of any of the Obligations, to Silicon is or may have been incomplete, inaccurate or misleading in any material respect; or (c) in respect of any state of facts which Silicon determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default.

   Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.   GENERAL PROVISIONS.

   9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks , wire transfers and other items of payment received by Silicon (including proceeds of Accounts and payment of the Obligations in full) shall be deemed applied by Silicon on account of the Obligations three Business Days after receipt by Silicon of immediately available funds *, and, for purposes of the foregoing, any such funds received after 12:00 Noon ** on any day shall be deemed received on the next Business Day. Silicon shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to Silicon in its good faith business judgment, and Silicon may charge Borrower's loan account for the amount of any item of payment which is returned to Silicon unpaid.

   * (EXCEPT WITH RESPECT TO WIRE TRANSFERS, WHICH SHALL BE DEEMED APPLIED BY SILICON ON ACCOUNT OF THE OBLIGATIONS THE SAME BUSINESS DAY AS DEEMED RECEIVED BY SILICON)

   ** (CALIFORNIA TIME)

   9.2 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in Silicon's good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as Silicon shall determine in its good faith business judgment.

   9.3 CHARGES TO ACCOUNTS. Silicon may, in its discretion, require that Borrower pay monetary Obligations in cash to Silicon, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans. Silicon may also, in its discretion, charge any monetary Obligations to Borrower's Deposit Accounts maintained with Silicon.

   9.4 MONTHLY ACCOUNTINGS. Silicon shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Silicon), unless Borrower notifies Silicon in writing to the contrary within 60 days after such account is rendered, describing the nature of any alleged errors or omissions.

   9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to Silicon or Borrower * at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. Notices to Silicon shall be directed to the Structured Finance Division, to the attention of the Division Manager or the Division Credit Manager. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

   * (IN CARE OF FVCI WITH RESPECT TO ANY AND ALL BORROWERS)

   9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

   9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

   9.8 WAIVERS; INDEMNITY. The failure of Silicon at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other Loan Document shall not waive or diminish any right of Silicon later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Silicon or its agents or employees, but only by a specific written waiver signed by an authorized officer of Silicon and delivered to Borrower. * Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by Silicon on which Borrower is or may in any way be liable, and notice of any action taken by Silicon, unless expressly required by this Agreement or any other Loan Document. Borrower hereby agrees to indemnify Silicon and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys' fees), of every kind, which they may sustain or incur based upon or arising out of any of the Obligations, or any relationship or agreement between Silicon and Borrower, or any other matter, relating to Borrower or the Obligations; provided that, with respect to any indemnitee, this indemnity shall not extend to damages proximately caused by the indemnitee's own gross negligence or willful misconduct. Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

   * TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW,

   9.9 NO LIABILITY FOR ORDINARY NEGLIGENCE. Neither Silicon, nor any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Silicon, or any of its directors, officers, employees, agents, attorneys or any other Person affiliated with or representing Silicon, but nothing herein shall relieve Silicon from liability for its own gross negligence or willful misconduct.

   9.10 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Silicon.

   9.11 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

   9.12 ATTORNEYS FEES AND COSTS. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by Silicon, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs Silicon incurs in order to do the following: prepare and negotiate this Agreement and all present and future documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce Silicon's security interest in, the Collateral; and otherwise represent Silicon in any litigation relating to Borrower. In satisfying Borrower's obligation hereunder to reimburse Silicon for attorneys fees, Borrower may, for convenience, issue checks directly to Silicon's attorneys, Levy, Small & Lallas, but Borrower acknowledges and agrees that Levy, Small & Lallas is representing only Silicon and not Borrower in connection with this Agreement. If either Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Silicon may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. *

   * BORROWER AND SILICON HEREBY AGREE THAT THE $15,000 DEPOSIT PAID BY BORROWER TO SILICON (ON OR ABOUT MARCH 17, 2003) PURSUANT TO THAT CERTAIN PROPOSAL LETTER, DATED AS OF MARCH 17, 2002, BETWEEN SILICON AND BORROWER, SHALL BE APPLIED (IN ACCORDANCE WITH SUCH PROPOSAL LETTER) TO SILICON'S FEES, COSTS, AND EXPENSES INCURRED IN CONNECTION WITH OR RELATING TO SUCH PROPOSAL LETTER AND THIS AGREEMENT.

   9.13 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Silicon; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Silicon, and

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

any prohibited assignment shall be void. No consent by Silicon to any assignment shall release Borrower from its liability for the Obligations.

   9.14 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

   9.15 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against Silicon, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other Loan Document, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by Silicon, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within * one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of Silicon, or on any other person authorized to accept service on behalf of Silicon, within thirty (30) days thereafter. Borrower agrees that such ** one-year period is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The ** one-year period provided herein shall not be waived, tolled, or extended except by the written consent of Silicon in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other Loan Document.

   * TWO (2) YEARS

   ** TWO-YEAR

   9.16 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and Silicon acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Silicon or Borrower under any rule of construction or otherwise.

   9.17 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and (except to the extent expressly provided to the contrary) the other Loan Documents and all acts and transactions hereunder and (except to the extent expressly provided to the contrary) thereunder and all rights and obligations of Silicon and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to Silicon to enter into this Agreement and the other Loan Documents, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement and the other Loan Documents shall, at Silicon's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

   9.18 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY CONDUCT, ACTS OR OMISSIONS OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SILICON OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

         SILICON VALLEY BANK                         LOAN AND SECURITY AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWER:                                              SILICON:

   FIRST VIRTUAL COMMUNICATIONS, INC.                  SILICON VALLEY BANK

   BY_______________________________                   BY_______________________
         PRESIDENT OR VICE PRESIDENT                   TITLE____________________

   BY____________________________________
         SECRETARY OR ASSISTANT SECRETARY

BORROWER:

   CUSEEME NETWORKS, INC.

   BY_______________________________
         PRESIDENT OR VICE PRESIDENT

   BY____________________________________
         SECRETARY OR ASSISTANT SECRETARY

                                 Signature Page

SILICON VALLEY BANK

                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER: FIRST VIRTUAL COMMUNICATIONS, INC., A DELAWARE CORPORATION ("FVCI");
          AND
          CUSEEME NETWORKS, INC., A DELAWARE CORPORATION ("CNI")
ADDRESS:  3393 OCTAVIUS DRIVE
          SANTA CLARA, CA 95054

DATE:     APRIL __, 2003

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-named borrower(s) (individually and collectively, and jointly and severally, the "Borrower") of even date (as amended, restated, supplemented, or otherwise modified from time to time, this "Agreement").

JOINT AND SEVERAL LIABILITY

         The Borrowers each are, and at all times shall be, jointly and severally liable for each and every one of the Obligations, regardless of which Borrower or Borrowers requested, received, used, or directly enjoyed the benefit of, the Obligations. All of the Collateral shall secure all of the Obligations.

1.  LOAN

    (Section 1.1):                      Term Loan. Subject to the terms
                                        and conditions of this Agreement:
                                        Silicon agrees to make, during the
                                        period commencing on the date hereof and ending on December 31, 2003, one (1) term loan (the "Loan") in an original principal amount not to exceed
                                        $3,000,000 (the "Maximum Credit
                                        Amount").

                                        The Loan shall be made in only one
                                        disbursement and may not be made
                                        following December 31, 2003. The Loan
                                        shall be repaid by the Borrower to
                                        Silicon in 36 equal monthly payments of
                                        principal, commencing on the first day
                                        of the first calendar month following
                                        the date the Loan is made and continuing until the earliest of the following dates (the "Maturity Date"): (i) the date the Loan has been paid in full;
                                        (ii) the first day of the thirty-sixth
                                        calendar month following the date the
                                        Loan is made; (iii) January 1, 2007; and
                                        (iv) the date this Agreement terminates
                                        by its terms or is terminated, as
                                        provided in this Agreement. On the
                                        Maturity Date, all outstanding
                                        Obligations

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                        (including the entire unpaid principal
                                        balance of the Loan, plus all accrued
                                        and unpaid interest thereon) shall be
                                        due and payable, subject, however, to
                                        acceleration as otherwise set forth in
                                        this Agreement. No portion of the Loan
                                        may be reborrowed after being repaid.
                                        Interest on the Loan shall be paid
                                        monthly as provided in Section 1.2 of
                                        this Loan Agreement. Borrower shall have the right to prepay the Loan in whole or in part and without any penalty or premium.

2.  INTEREST.

         INTEREST RATE (Section 1.2):

                                        A rate equal to the greater of (a) 6.50% per annum and (b) the sum of the (i) "Prime Rate" in effect from time to time, plus (ii) 2.25% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

         MINIMUM MONTHLY
         INTEREST (Section 1.2):        n/a.

3.  FEES (Section 1.4):

         Loan Fee:                      $22,500, payable concurrently herewith.

         Non-Utilization Fee:           In the event, in any fiscal quarter of
                                        Borrower (or portion thereof commencing
                                        on the date hereof) through the quarter
                                        ending December 31, 2003), the original
                                        principal amount of the Loan funded on
                                        or before the last day of such quarter
                                        (the "Funded Amount"; it being
                                        understood that the Funded Amount shall
                                        equal zero at any time prior to the
                                        funding of the Loan) is less than the
                                        amount of the Maximum Credit Amount,
                                        Borrower shall pay Silicon a
                                        non-utilization fee in an amount equal
                                        to 0.25% per annum on the difference
                                        between the amount of the Maximum Credit
                                        Amount and the Funded Amount as of the
                                        last day of such fiscal quarter, which
                                        non-utilization fee shall be computed
                                        and paid quarterly, in arrears, on the
                                        first day of the following fiscal
                                        quarter.

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

4.  MATURITY DATE

     (Section 6.1):                     As set forth in Section 1 of this
                                        Schedule.

5.  FINANCIAL COVENANTS

     (Section 5.1):                     Borrower shall comply with each of
                                        the following covenants. Compliance
                                        shall be determined as of the end of
                                        each month, except as otherwise
                                        specifically provided below:

         (A) MINIMUM CASH
         ON DEPOSIT AT SILICON:         At all times, Borrower shall maintain
                                        not less than $2,900,000 of unrestricted cash on deposit in deposit accounts at Silicon.

         (B) LIQUIDITY:                 During the period commencing on the
                                        date the Loan is funded and ending on
                                        the date the Loan is paid in full in
                                        cash, Borrower shall maintain Liquidity
                                        of not less than 2.00.

         DEFINITIONS.                   For purposes of the foregoing financial
                                        covenants, the following term shall have the following meaning:

                                        "Liquidity" shall mean, as of any date
                                        of determination, the quotient obtained
                                        from dividing (a) the sum of (i) the
                                        amount of Borrower's unrestricted cash
                                        on deposit in deposit accounts at
                                        Silicon, plus (ii) the amount of
                                        Borrower's Eligible Accounts (as defined in Section 8 above), by (b) the then outstanding principal amount of the Loan.

6.  REPORTING.

    (Section 5.3):

                                        Borrower shall provide Silicon with the
                                        following:

                                        1.        Monthly transaction reports
                                                  (including as to the amount of
                                                  Borrower's Eligible Accounts)
                                                  and schedules of collections,
                                                  on Silicon's standard form,
                                                  within fifteen days after the
                                                  end of each month.

                                        2.        Monthly accounts receivable
                                                  agings, aged by invoice date,
                                                  within fifteen days after the
                                                  end of each month.

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                        3.        Monthly accounts payable
                                                  agings, aged by invoice date,
                                                  and outstanding or held check
                                                  registers, if any, within
                                                  fifteen days after the end of
                                                  each month.

                                        4.        Monthly reconciliations of
                                                  accounts receivable agings
                                                  (aged by invoice date),
                                                  transaction reports, and
                                                  general ledger, within fifteen
                                                  days after the end of each
                                                  month.

                                        5.        [reserved]

                                        6.        Monthly unaudited financial
                                                  statements, as soon as
                                                  available, and in any event
                                                  within thirty days after the
                                                  end of each month.

                                        7.        Monthly Compliance
                                                  Certificates, within thirty
                                                  days after the end of each
                                                  month, in such form as Silicon
                                                  shall reasonably specify,
                                                  signed by the Chief Financial
                                                  Officer of Borrower,
                                                  certifying that as of the end
                                                  of such month Borrower was in
                                                  full compliance with all of
                                                  the terms and conditions of
                                                  this Agreement, (or, if
                                                  Borrower was not in such full
                                                  compliance, specifying the
                                                  nature and period of existence
                                                  of such non-compliance), and
                                                  setting forth calculations
                                                  showing compliance (or
                                                  non-compliance, as the case
                                                  may be) with the financial
                                                  covenants set forth in this
                                                  Agreement and such other
                                                  information as Silicon shall
                                                  reasonably request, including,
                                                  without limitation, a
                                                  statement that at the end of
                                                  such month there were no held
                                                  checks.

                                        8.        Quarterly unaudited financial
                                                  statements, as soon as
                                                  available, and in any event
                                                  within forty-five days after
                                                  the end of each fiscal quarter
                                                  of Borrower.

                                        9.        Annual operating budgets
                                                  (including income statements,
                                                  balance sheets and cash flow
                                                  statements, by month) for the
                                                  upcoming fiscal year of
                                                  Borrower within thirty days
                                                  prior to the end of each
                                                  fiscal year of Borrower.

                                        10.       Annual financial statements,
                                                  as soon as available, and in
                                                  any event within 120 days
                                                  following the end of
                                                  Borrower's fiscal year,
                                                  certified by, and with an
                                                  unqualified opinion of,
                                                  independent certified public
                                                  accountants acceptable to
                                                  Silicon.

With respect to the financial statements referred to above, Borrower agrees to deliver financial statements prepared on both a consolidated and consolidating basis and agrees that no subsidiary of Borrower will have a fiscal year different from that of Borrower.

7.  BORROWER INFORMATION:

                                        Borrower represents and warrants that
                                        the information set forth in the
                                        Representations and Warranties of the
                                        Borrower dated March 18,

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                        2003, previously submitted to Silicon
                                        (the "Representations") is true and
                                        correct as of the date hereof.

8.  ADDITIONAL PROVISIONS

                                        (1)       BANKING RELATIONSHIP. Borrower
                                                  shall at all times maintain
                                                  its primary banking
                                                  relationship with Silicon.
                                                  Without limiting the
                                                  generality of the foregoing,
                                                  Borrower shall, at all times,
                                                  maintain unrestricted cash and
                                                  cash equivalents of Borrower,
                                                  in an amount not less than the
                                                  Required Deposit Amount, on
                                                  deposit with Silicon. As used
                                                  herein, the term "Required
                                                  Deposit Amount" means, as of
                                                  any date of determination: (a)
                                                  $5,000,000, if Borrower's
                                                  total unrestricted cash and
                                                  cash equivalents is at least
                                                  $5,000,000; and (b) 100% of
                                                  Borrower's total unrestricted
                                                  cash and cash equivalents at
                                                  Silicon, if the amount of
                                                  Borrower's total unrestricted
                                                  cash and cash equivalents is
                                                  less than $5,000,000 (it being
                                                  understood, however, that at
                                                  least $2,900,000 of
                                                  unrestricted cash of Borrower
                                                  must be on deposit with
                                                  Silicon at all times in
                                                  accordance with Section 5(A)
                                                  of this Schedule). As to any
                                                  Deposit Accounts and
                                                  Investment Property (including
                                                  securities accounts)
                                                  maintained by Borrower with
                                                  another institution, Borrower
                                                  shall cause such institution,
                                                  within 30 days after the date
                                                  of this Agreement, to enter
                                                  into a control agreement in
                                                  form acceptable to Silicon in
                                                  its good faith business
                                                  judgment in order to perfect
                                                  Silicon's first-priority
                                                  security interest in such
                                                  Deposit Accounts and grant
                                                  Silicon "control" (within the
                                                  meaning of Articles 8 and 9 of
                                                  the Code) over such Investment
                                                  Property (including securities
                                                  accounts). Thereafter,
                                                  Borrower shall not maintain
                                                  any Deposit Accounts or
                                                  Investment Property (including
                                                  securities accounts) with any
                                                  bank, securities intermediary,
                                                  or other institution unless
                                                  Silicon has received such a
                                                  control agreement duly
                                                  executed by such party in
                                                  favor of Silicon covering such
                                                  Deposit Account or Investment
                                                  Property (including securities
                                                  accounts), as the case may be.

                                        (2)       SUBORDINATION OF INSIDE DEBT.
                                                  All present and future
                                                  indebtedness of Borrower to
                                                  its officers, directors,
                                                  shareholders, and subsidiaries
                                                  ("Inside Debt") shall, at all
                                                  times, be subordinated to the
                                                  Obligations pursuant to one or
                                                  more subordination agreements
                                                  in form and substance
                                                  satisfactory to Silicon
                                                  (individually and
                                                  collectively, the "Insider
                                                  Subordination Agreement").
                                                  Borrower represents and
                                                  warrants that there is no
                                                  Inside Debt presently
                                                  outstanding, except for Inside
                                                  Debt that is the subject of
                                                  the Intercompany Subordination
                                                  Agreement (defined below).
                                                  Prior to incurring any Inside
                                                  Debt in the future,

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                                  Borrower shall cause the
                                                  person to whom such Inside
                                                  Debt will be owed to execute
                                                  and deliver to Silicon an
                                                  Insider Subordination
                                                  Agreement.

                                        (3)       COPYRIGHTS, PATENTS, AND
                                                  TRADEMARKS

                                                  (a) Exhibit A attached to the
                                                  IP Security Agreement
                                                  identifies, as of the date of
                                                  this Agreement, any and all
                                                  maskworks, computer software,
                                                  and other copyrights of
                                                  Borrower that are registered
                                                  (or are the subject of any
                                                  application for registration)
                                                  with the United States
                                                  Copyright Office
                                                  (collectively, the "Existing
                                                  Registered Copyrights").
                                                  Except for the Existing
                                                  Copyright Registrations,
                                                  Borrower will NOT register
                                                  with the United States
                                                  Copyright Office (or apply for
                                                  such registration of) any of
                                                  Borrower's maskworks, computer
                                                  software, or other copyrights,
                                                  unless Borrower has provided
                                                  Silicon not less than 30 days
                                                  prior written notice of the
                                                  commencement of such
                                                  registration/application and
                                                  Borrower has executed and
                                                  delivered to Silicon such
                                                  security agreement(s) and
                                                  other documentation (in form
                                                  and substance reasonably
                                                  satisfactory to Silicon) which
                                                  Silicon in its good faith
                                                  business judgment may require
                                                  for filing with the United
                                                  States Copyright Office with
                                                  respect to such registration
                                                  or application.

                                                  (b) Borrower will identify to
                                                  Silicon in writing any and all
                                                  patents and trademarks of
                                                  Borrower that are registered
                                                  (or the subject of any
                                                  application for registration)
                                                  with the United States Patent
                                                  and Trademark Office and, upon
                                                  Silicon's request therefor,
                                                  promptly execute and deliver
                                                  to Silicon such security
                                                  agreement(s) and other
                                                  documentation (in form and
                                                  substance reasonably
                                                  satisfactory to Silicon) which
                                                  Silicon in its good faith
                                                  business judgment may require
                                                  for filing with the United
                                                  States Patent and Trademark
                                                  Office with respect to such
                                                  registration or application.

                                                  (c) Borrower will: (i)
                                                  protect, defend and maintain
                                                  the validity and
                                                  enforceability of Borrower's
                                                  copyrights, patents, and
                                                  trademarks; (ii) promptly
                                                  advise Silicon in writing of
                                                  material infringements of
                                                  Borrower's copyrights,
                                                  patents, or trademarks of
                                                  which Borrower is or becomes
                                                  aware; and (iii) not allow any
                                                  material item of Borrower's
                                                  copyrights, patents, or
                                                  trademarks to be abandoned,
                                                  forfeited or dedicated to the
                                                  public without Silicon's
                                                  written consent.

                                        (4)       LANDLORD AGREEMENT. With
                                                  respect to any leased premises
                                                  of Borrower, Borrower shall,
                                                  promptly upon Silicon's
                                                  request therefor, deliver to
                                                  Silicon a landlord agreement
                                                  (in form and

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                                  substance satisfactory to
                                                  Silicon) duly executed by the
                                                  lessor of such leased
                                                  premises.

                                        (5)       BAILEE AGREEMENT. Borrower
                                                  hereby represents and warrants
                                                  that, as of the date of
                                                  execution and deliver of this
                                                  Agreement, no goods of
                                                  Borrower are in the possession
                                                  of any warehouseman or other
                                                  bailee, and hereby covenants
                                                  that Borrower promptly shall
                                                  deliver written notice to
                                                  Silicon of any goods of
                                                  Borrower being in the
                                                  possession of any warehouseman
                                                  or other bailee. With respect
                                                  to any goods of Borrower in
                                                  the possession of any
                                                  warehouseman or other bailee,
                                                  Borrower shall, promptly upon
                                                  Silicon's request therefor,
                                                  deliver to Silicon a bailee
                                                  agreement (in form and
                                                  substance satisfactory to
                                                  Silicon) duly executed by such
                                                  warehouseman or other bailee.

                                        (6)       [RESERVED]

                                        (7)       WARRANTS. Borrower shall
                                                  provide Silicon with five-year
                                                  warrants to purchase the
                                                  Designated Number (as defined
                                                  below) of shares of common
                                                  stock of the Borrower (the
                                                  "Shares"), at a price per
                                                  share equal to the Designated
                                                  Price (as defined below), on
                                                  terms acceptable to Silicon,
                                                  all as set forth in the
                                                  Warrant to Purchase Stock (the
                                                  "Warrant") and related
                                                  Registration Rights Agreement
                                                  being executed concurrently
                                                  with this Agreement. Said
                                                  warrants shall be deemed fully
                                                  earned on the date hereof,
                                                  shall be in addition to all
                                                  interest and other fees, and
                                                  shall be non-refundable. As
                                                  used herein, the term
                                                  "Designated Price" means the
                                                  average per share closing
                                                  price of the Shares reported
                                                  during the 30 day period
                                                  immediately before the date of
                                                  this Agreement. As used
                                                  herein, the term "Designated
                                                  Number" equals the quotient
                                                  obtained from dividing (a)
                                                  $90,000 by (b) the Designed
                                                  Price.

                                        (8)       GOOD STANDING. On or before
                                                  the 30th day following the
                                                  date hereof, Borrower shall
                                                  deliver to Silicon evidence,
                                                  satisfactory to Silicon in its
                                                  good faith business judgment,
                                                  that each Borrower is in good
                                                  standing in Delaware as of a
                                                  date on or after March 24,
                                                  2003.

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

9.  CONDITIONS PRECEDENT

                                    In addition to the other conditions
                                    precedent set forth in this Agreement, the making of the Loan is subject to the following additional conditions:

                                    (A) Silicon shall have received lien
                                    searches listing all effective financing statements which name any Borrower (or any predecessor corporation or any tradename thereof or any seller of assets acquired by any Borrower outside of the ordinary course of business) as debtor that are filed in the applicable filing offices with respect to such Borrower, none of which financing statements shall cover any of the Collateral of any Borrower, except (i) Permitted Liens,
                                    (ii) financing statements as to which
                                    Silicon has received duly executed
                                    authorization by the applicable secured
                                    party to file executed termination
                                    statements or partial release statements in form and substance satisfactory to Silicon, or (iii) as otherwise agreed in writing by Silicon. Without limiting the generality of the foregoing, Silicon shall have received
                                    (a) written authorization by Comdisco to terminate any UCC financing statements in favor of Comdisco covering any assets of Borrower other than specific equipment leased by Comdisco to Borrower or specific software licensed by Comdisco to Borrower (the "Comdisco Broad UCC Filings"), or (b) evidence satisfactory to Silicon that such Comdisco Broad UCC Filings have been terminated of record.

                                    (B) Each Borrower shall execute and deliver to Silicon a continuing guaranty with respect to all of the Obligations of all other Borrowers, in form and substance satisfactory to Silicon (the "Cross Guaranty"). Throughout the term of this Agreement, Borrower shall not cause, suffer, or permit the Cross Guaranty to cease to be in full force and effect.

                                    (C) Each Borrower (and guarantor of any of the Obligations) shall execute and deliver to Silicon a subordination agreement with respect to all indebtedness and obligations of all other Borrowers (and guarantors of any of the Obligations) owing to such Borrower (and guarantor of any of the Obligations), on Silicon's standard form (the "Intercompany Subordination
                                    Agreement"). Throughout the term of this Agreement, Borrower shall not cause, suffer, or permit the Intercompany Subordination Agreement to cease to be in full force and effect.

10. RESTRICTIVE MATERIAL LICENSE AGREEMENTS (AS DESCRIBED IN SECTION 2 OF THE LOAN AGREEMENT)

                  NONE (except as expressly identified below in this Section 10 (if at all).

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

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                                      -9-

           SILICON VALLEY BANK         SCHEDULE TO LOAN AND SECURITY AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to Loan and Security Agreement to be executed and delivered as of the date first above written.

BORROWER:                                             SILICON:

   FIRST VIRTUAL COMMUNICATIONS, INC.                 SILICON VALLEY BANK

   BY  /s/ Truman Cole                                BY /s/ Chris Stedman
      ------------------------------                    ------------------------
         PRESIDENT OR VICE PRESIDENT                  TITLE_____________________

   BY____________________________________
         SECRETARY OR ASSISTANT SECRETARY

BORROWER:

   CUSEEME NETWORKS, INC.

   BY_______________________________
         PRESIDENT OR VICE PRESIDENT

   BY____________________________________
         SECRETARY OR ASSISTANT SECRETARY

                                 Signature Page